     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 4, 1998


                                                      REGISTRATION NO. 333-60553

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                AMENDMENT NO. 1


                                       TO


                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                            NATIONSBANK CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                           NORTH CAROLINA(1)                         6711
         (I.R.S. EMPLOYER           (STATE OR OTHER JURISDICTION OF      (PRIMARY STANDARD INDUSTRIAL
       IDENTIFICATION NO.)           INCORPORATION OR ORGANIZATION)      CLASSIFICATION CODE NUMBER)

                          NATIONSBANK CORPORATE CENTER
                             100 NORTH TRYON STREET
                        CHARLOTTE, NORTH CAROLINA 28255
                                 (704) 386-5000
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
       INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                             PAUL J. POLKING, ESQ.
                  EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL
                            NATIONSBANK CORPORATION
                          NATIONSBANK CORPORATE CENTER
                             100 NORTH TRYON STREET
                        CHARLOTTE, NORTH CAROLINA 28255
                                 (704) 386-5000
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                            ------------------------
                                   COPIES TO:

     JAMES N. ROETHE, ESQ.            EDWARD D. HERLIHY, ESQ.            BOYD C. CAMPBELL, JR.
    EXECUTIVE VICE PRESIDENT       WACHTELL, LIPTON, ROSEN & KATZ        SMITH HELMS MULLISS &
      AND GENERAL COUNSEL               51 WEST 52ND STREET                  MOORE, L.L.P.
    BANKAMERICA CORPORATION           NEW YORK, NEW YORK 10019           201 NORTH TRYON STREET
     555 CALIFORNIA STREET                                          CHARLOTTE, NORTH CAROLINA 28202
SAN FRANCISCO, CALIFORNIA 94104

                            ------------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
PUBLIC: As soon as practicable after this Registration Statement becomes effective. If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box: [ ]
                            ------------------------


     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 21.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

     The following exhibits are filed herewith or incorporated herein by reference.


EXHIBIT
NUMBER                                 DESCRIPTION
-------                                -----------
   2.1    --   Agreement and Plan of Reorganization by and between
               BankAmerica Corporation and NationsBank Corporation, dated as of April 10, 1998. (Included as Appendix A to the
               accompanying Joint Proxy Statement-Prospectus.)
   2.2    --   Plan of Reincorporation Merger by and between NationsBank
               Corporation and NationsBank (DE) Corporation, dated as of
               August 3, 1998. (Included as Appendix B to the accompanying
               Joint Proxy Statement-Prospectus.)
   3.1    --   Certificate of Incorporation of the Combined Company,
               executed on July 31, 1998. (Included as Appendix H to the
               accompanying Joint Proxy Statement-Prospectus.)
   3.2    --   By-laws of the Combined Company.
   5.1    --   Opinion of Paul J. Polking, Esq., Executive Vice President
               and General Counsel of NationsBank Corporation, as to the
               validity of the shares of Combined Company Common Stock.
   8.1    --   Opinion of Wachtell, Lipton, Rosen & Katz as to certain tax matters.
  10.1    --   Employment Agreement, dated as of April 10, 1998, by and
               between NationsBank Corporation and David A. Coulter.
  10.2    --   Employment Agreement, dated as of April 10, 1998, by and
               between NationsBank Corporation and Michael J. Murray.
  10.3    --   Employment Agreement, dated as of April 10, 1998, by and
               between NationsBank Corporation and Michael E. O'Neill.
  10.4    --   Employment Agreement, dated as of April 10, 1998, by and
               between NationsBank Corporation and James H. Hance, Jr.
  10.5    --   Employment Agreement, dated as of April 10, 1998, by and
               between NationsBank Corporation and Kenneth D. Lewis.
  10.6    --   Form of Amended and Restated NationsBank Corporation Key
               Employee Stock Plan.
  23.1    --   Consent of Merrill Lynch, Pierce, Fenner & Smith
               Incorporated.
  23.2    --   Consent of Goldman, Sachs & Co.*
  23.3    --   Consent of Paul J. Polking, Esq., Executive Vice President
               and General Counsel of NationsBank Corporation. (Included in
               Exhibit 5.1 to this Registration Statement.)
  23.4    --   Consent of Wachtell, Lipton, Rosen & Katz. (Included in
               Exhibit 8.1 to this Registration Statement.)
  23.5    --   Consent of Ernst & Young LLP.
  23.6    --   Consent of PricewaterhouseCoopers LLP.
  24.1    --   Power of Attorney and Certified Resolutions.
  99.1    --   Stock Option Agreement, dated as of April 10, 1998, by and between BankAmerica Corporation (as issuer) and NationsBank
               Corporation (as grantee). (Included as Appendix C to the
               accompanying Joint Proxy Statement-Prospectus.)
  99.2    --   Stock Option Agreement, dated as of April 10, 1998, by and between NationsBank Corporation (as issuer) and BankAmerica
               Corporation (as grantee). (Included as Appendix D to the
               accompanying Joint Proxy Statement-Prospectus.)
  99.3    --   Notice of Special Meeting of Shareholders of NationsBank
               Corporation. (Included in the accompanying Joint Proxy
               Statement-Prospectus.)

EXHIBIT
NUMBER                                 DESCRIPTION
-------                                -----------
  99.4    --   Chief Executive Officer's Letter to Shareholders of
               NationsBank Corporation. (Included in the accompanying Joint
               Proxy Statement-Prospectus.)
  99.5    --   Notice of Special Meeting of Shareholders of BankAmerica
               Corporation. (Included in the accompanying Joint Proxy
               Statement-Prospectus.)
  99.6    --   Chairman's Letter to Shareholders of BankAmerica
               Corporation. (Included in the accompanying Joint Proxy
               Statement-Prospectus.)
  99.7    --   Form of Proxy for Special Meeting of Shareholders of
               NationsBank Corporation.
  99.8    --   Form of Proxy for Special Meeting of Shareholders of
               BankAmerica Corporation.
  99.9    --   Consent of David A. Coulter*



---------------


*Filed herewith. All other exhibits were previously filed.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, State of North Carolina, this 4th day of August, 1998.

                                          NATIONSBANK CORPORATION

                                          (Registrant)

                                          By:                  *
                                            ------------------------------------
                                                    Hugh L. McColl, Jr.
                                                  Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on this 4th day of August, 1998.

                     SIGNATURE                                           CAPACITY
                     ---------                                           --------

                         *                           Chief Executive Officer and Director
---------------------------------------------------    (Principal Executive Officer)
                Hugh L. McColl, Jr.

                         *                           Director, Vice Chairman and Chief Financial
---------------------------------------------------    Officer
                James H. Hance, Jr.                    (Principal Financial Officer)

                         *                           Executive Vice President and Chief Accounting
---------------------------------------------------    Officer (Principal Accounting Officer)
                   Marc D. Oken

                         *                           Chairman of the Board and Director
---------------------------------------------------
                  Charles E. Rice

                         *                           Director
---------------------------------------------------
                  Ray C. Anderson

                         *                           Director
---------------------------------------------------
                  Rita Bornstein

                         *                           Director
---------------------------------------------------
               B.A. Bridgewater, Jr.

                                                     Director
---------------------------------------------------
                  Thomas E. Capps

                                                     Director
---------------------------------------------------
                Alvin R. Carpenter

                                                     Director
---------------------------------------------------
                 Charles W. Coker

                         *                           Director
---------------------------------------------------
                 Thomas G. Cousins

                         *                           Director
---------------------------------------------------
               Andrew B. Craig, III

                         *                           Director
---------------------------------------------------
                  Alan T. Dickson

                         *                           Director
---------------------------------------------------
                    Paul Fulton

                     SIGNATURE                                           CAPACITY
                     ---------                                           --------
                         *                           Director
---------------------------------------------------
                   C. Ray Holman

                         *                           Director
---------------------------------------------------
                   W. W. Johnson

                         *                           President and Director
---------------------------------------------------
                 Kenneth D. Lewis

                         *                           Director
---------------------------------------------------
               Russell W. Meyer, Jr.

                         *                           Director
---------------------------------------------------
                 Richard B. Priory

                         *                           Director
---------------------------------------------------
                   John C. Slane

                         *                           Director
---------------------------------------------------
               O. Temple Sloan, Jr.

                         *                           Director
---------------------------------------------------
               Meredith R. Spangler

                         *                           Director
---------------------------------------------------
                  Albert E. Suter

                         *                           Director
---------------------------------------------------
                  Ronald Townsend

                         *                           Director
---------------------------------------------------
                  Jackie M. Ward

                         *                           Director
---------------------------------------------------
                 John A. Williams

                         *                           Director
---------------------------------------------------
                Virgil R. Williams

            * By: /s/ CHARLES M. BERGER
   --------------------------------------------
        Charles M. Berger, Attorney-in-fact

                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                                 DESCRIPTION
-------                                -----------
   2.1    --   Agreement and Plan of Reorganization by and between
               BankAmerica Corporation and NationsBank Corporation, dated as of April 10, 1998. (Included as Appendix A to the
               accompanying Joint Proxy Statement-Prospectus.)
   2.2    --   Plan of Reincorporation Merger by and between NationsBank
               Corporation and NationsBank (DE) Corporation, dated as of
               August 3, 1998. (Included as Appendix B to the accompanying
               Joint Proxy Statement-Prospectus.)
   3.1    --   Certificate of Incorporation of the Combined Company,
               executed on July 31, 1998. (Included as Appendix H to the
               accompanying Joint Proxy Statement-Prospectus.)
   3.2    --   By-laws of the Combined Company.
   5.1    --   Opinion of Paul J. Polking, Esq., Executive Vice President
               and General Counsel of NationsBank Corporation, as to the
               validity of the shares of Combined Company Common Stock.
   8.1    --   Opinion of Wachtell, Lipton, Rosen & Katz as to certain tax matters.
  10.1    --   Employment Agreement, dated as of April 10, 1998, by and
               between NationsBank Corporation and David A. Coulter.
  10.2    --   Employment Agreement, dated as of April 10, 1998, by and
               between NationsBank Corporation and Michael J. Murray.
  10.3    --   Employment Agreement, dated as of April 10, 1998, by and
               between NationsBank Corporation and Michael E. O'Neill.
  10.4    --   Employment Agreement, dated as of April 10, 1998, by and
               between NationsBank Corporation and James H. Hance, Jr.
  10.5    --   Employment Agreement, dated as of April 10, 1998, by and
               between NationsBank Corporation and Kenneth D. Lewis.
  10.6    --   Form of Amended and Restated NationsBank Corporation Key
               Employee Stock Plan.
  23.1    --   Consent of Merrill Lynch, Pierce, Fenner & Smith
               Incorporated.
  23.2    --   Consent of Goldman, Sachs & Co.*
  23.3    --   Consent of Paul J. Polking, Esq., Executive Vice President
               and General Counsel of NationsBank Corporation. (Included in
               Exhibit 5.1 to this Registration Statement.)
  23.4    --   Consent of Wachtell, Lipton, Rosen & Katz. (Included in
               Exhibit 8.1 to this Registration Statement.)
  23.5    --   Consent of Ernst & Young LLP.
  23.6    --   Consent of PricewaterhouseCoopers LLP.
  24.1    --   Power of Attorney and Certified Resolutions.
  99.1    --   Stock Option Agreement, dated as of April 10, 1998, by and between BankAmerica Corporation (as issuer) and NationsBank
               Corporation (as grantee). (Included as Appendix C to the
               accompanying Joint Proxy Statement-Prospectus.)
  99.2    --   Stock Option Agreement, dated as of April 10, 1998, by and between NationsBank Corporation (as issuer) and BankAmerica
               Corporation (as grantee). (Included as Appendix D to the
               accompanying Joint Proxy Statement-Prospectus.)
  99.3    --   Notice of Special Meeting of Shareholders of NationsBank
               Corporation. (Included in the accompanying Joint Proxy
               Statement-Prospectus.)
  99.4    --   Chief Executive Officer's Letter to Shareholders of
               NationsBank Corporation. (Included in the accompanying Joint
               Proxy Statement-Prospectus.)
  99.5    --   Notice of Special Meeting of Shareholders of BankAmerica
               Corporation. (Included in the accompanying Joint Proxy
               Statement-Prospectus.)
  99.6    --   Chairman's Letter to Shareholders of BankAmerica
               Corporation. (Included in the accompanying Joint Proxy
               Statement-Prospectus.)
  99.7    --   Form of Proxy for Special Meeting of Shareholders of
               NationsBank Corporation.
  99.8    --   Form of Proxy for Special Meeting of Shareholders of
               BankAmerica Corporation.
  99.9    --   Consent of David A. Coulter.*


---------------

* Filed herewith. All other exhibits were previously filed.